10

ATL/836402.2
                     Exhibit B-10(f)(1)

                           WAIVER

      This Waiver (this "Waiver") effective as of the 11th day of January, 2002, among GOLD KIST INC., a cooperative marketing association organized and existing under the laws of the State of Georgia (the "Borrower"), the various banks and other lending institutions and institutional investors listed on the signature pages hereof as Lenders (the "Lenders"), and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as agent (the "Agent"),

                    W I T N E S S E T H:

      WHEREAS, the Borrower, the Lenders, and the Agent  are
parties  to that certain Second Amended and Restated  Credit
Agreement  dated  as  of  October  23,  2001  (the   "Credit
Agreement"); and

     WHEREAS, the Borrower is currently a member of Commerce Ventures, LLC ("Commerce Ventures") and desires to make capital contributions to Commerce Ventures after the date hereof in an aggregate amount not exceeding $500,000 (the "Commerce Investment"); and

     WHEREAS, the Commerce Investment is prohibited pursuant to Section 7.4 of the Credit Agreement; and

      WHEREAS,  the  Borrower owns  certain  shares  in  The
Principal Group (the "Principal Shares"); and

      WHEREAS,  the  Borrower desires to sell the  Principal
Shares for cash consideration equal to the fair market value of the Principal Shares as of the time of such sale (the
"Principal Shares Liquidation"); and

       WHEREAS, pursuant to Section 3.1 of the Credit Agreement, the Borrower will be required to make mandatory prepayments to the Senior Note Holders and the Lenders in an amount equal to 100% of the net proceeds from the Principal Shares Liquidation, with such mandatory prepayment required to be made to the Lenders being applied to repay the outstanding Term Loans on a pro rata basis (the "Term Loan Prepayment"); and

      WHEREAS, the Borrower has requested that the Agent and the Lenders waive the provisions of: (a) Section 7.4 of the Credit Agreement with respect to the Commerce Investment, and (b) Section 3.1 of the Credit Agreement with respect to the Term Loan Prepayment and instead allow the net proceeds of the Principal Shares Liquidation to be retained by the Borrower;

      NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration paid by each party to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1. Waiver. The Agent and the Lenders hereby waive the provisions of (a) Section 7.4 of the Credit Agreement with respect to the Commerce Investment, and (b) Section 3.1 of the Credit Agreement with respect to the Term Loan Prepayment in connection with the Principal Shares Liquidation; provided that the Agent shall have received a waiver or consent executed by the requisite Senior Note Holders waiving the mandatory prepayment of the Senior
Notes,  in  form  and  substance acceptable  to  the  Agent.
Except for the waiver set forth above, the text of the Credit Agreement and the Loan Documents shall remain in full force and effect. The Borrower acknowledges and expressly agrees that the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents.

      2.    Representations  and Warranties.   The  Borrower
hereby represents and warrants in favor of the Agent and each Lender, as follows:

             (a) the Borrower has the corporate power and authority (i) to enter into this Waiver, and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

             (b) this Waiver has been duly authorized, validly executed and delivered by one or more authorized signatories of the Borrower, and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms;

             (c) the execution and delivery of this Waiver and performance by the Borrower under the Credit Agreement do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, nor contravene or conflict with the charter documents of the Borrower, or the provisions of any statute, judgment, order, indenture, instrument, agreement or undertaking, to which the Borrower is a party or by which any of its properties are or may become bound; and

             (d) as of the date hereof, and after giving effect to this Waiver (i) no Default or Event of Default exists under the Credit Agreement, and (ii) each representation and warranty set forth in
       Article 5 of the Credit Agreement is true and correct.

      3. Loan Document. This Waiver shall be deemed to be a Loan Document for all purposes.

       4.    Expenses.   The  Borrower  agrees  to  pay  all
reasonable expenses of the Agent incurred in connection with this Waiver, including, without limitation, all fees and expenses of counsel to the Agent.

      5. Counterparts. This Waiver may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. Delivery of an executed counterpart of this Waiver by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

      6. Governing Law. This Waiver shall be deemed to be made pursuant to the laws of the State of New York with respect to agreements made and to be performed wholly in the State of New York, and shall be construed, interpreted, performed and enforced in accordance therewith.

      7. Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

      8. Effectiveness. This Waiver shall be effective as of the date first written above upon the Agent's receipt of
(a) a counterpart hereof duly executed by the Borrower and the Required Lenders, and (b) such other documents executed by the Borrower as the Agent may reasonably require.


     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:                        GOLD KIST INC.



                                 By: /s/ Stephen O. West
                                  Name:  Stephen O. West
                                  Title:  CFO and Treasurer


                                 By:
                                  Name:
                                  Title:


                                              [SEAL]


AGENT, L/C ISSUER AND LENDER:    COOPERATIEVE CENTRALE
                                 RAIFFEISEN-BOERENLEENBANK B.A.,
                                 "RABOBANK NEDERLAND", NEW YORK
                                 BRANCH


                                 By: /s/ Richard J. Beard
                                  Name:  Richard J. Beard
                                  Title: Vice President


                                 By: /s/ W. Pleter C. Kodds
                                  Name:  W. Pleter C. Kodds
                                  Title: Managing Director


             (SIGNATURES CONTINUE ON NEXT PAGE)

LENDERS:                         SUNTRUST BANK



                                 By:  /s/ Hugh E. Brown
                                  Name:  Hugh E. Brown
                                  Title: Vice President



                                 By:            N/A
                                  Name:
                                  Title:


                                 FORTIS BANK (NEDERLAND) N.V.



                                 By: /s/ A. J. van Baier
                                  Name: A. J. van Baier
                                  Title:  Senior Account Manager


                                 By: /s/ Y.C.M. vel hlock
                                  Name: Y.C.M. vel hlock
                                  Title:  Deputy Director

                                 HARRIS TRUST AND SAVINGS BANK



                                 By: /s/ Philip Langhorn
                                  Name: Philip Langhorn
                                  Title: Vice President


                                 By:
                                  Name:
                                  Title:


             (SIGNATURES CONTINUE ON NEXT PAGE)

                                 U.S. BANK NATIONAL ASSOCIATION



                                 By: /s/ Kathi Hatch
                                  Name: Kathi Hatch
                                  Title: Assistant Vice
                                 President


                                 By:
                                  Name:
                                  Title:

                                 COBANK, ACB



                                 By: /s/ Kenneth L. Warlick
                                  Name: Kenneth L. Warlick
                                  Title: Vice President


                                 By:
                                  Name:
                                  Title:


             (SIGNATURES CONTINUE ON NEXT PAGE)





                                 BANK OF AMERICA, N.A.



                                 By:  /s/ William H. Powell
                                  Name: William H. Powell
                                  Title: Vice President


             (SIGNATURES CONTINUE ON NEXT PAGE)

                               THE CIT GROUP/BUSINESS CREDIT,
                               INC.


                               By: /s/ James H. Cooper
                                Name: James H. Cooper
                                Title:


                               By: /s/ John E. Boltan
                                Name: John E. Boltan
                                Title: Vice President

                               GREENSTONE FARM CREDIT SERVICES,
                               FLCA


                               By: /s/ Alfred S. Compton, Jr.
                                Name: Alfred S. Compton, Jr.
                                Title: Vice President/Senior
                               Lending Officer


                               By:
                                Name:
                                Title:


             (SIGNATURES CONTINUE ON NEXT PAGE)


                               JOHN HANCOCK LIFE INSURANCE
                               COMPANY


                               By: /s/ Scott A. McFetridge
                                Name: Scott A. McFetridge
                                Title: Managing Director


                               By:
                                Name:
                                Title:

                               JOHN HANCOCK VARIABLE LIFE
                               INSURANCE COMPANY


                               By: /s/ Scott A. McFetridge
                                Name: Scott A. McFetridge
                                Title: Managing Director

                               By:
                                Name:
                                Title:


             (SIGNATURES CONTINUE ON NEXT PAGE)

                               SIGNATURE 4 LIMITED

                               By: John Hancock Life Insurance
                                  Company, as Portfolio Advisor


                               By: /s/ Scott A. McFetridge
                                Name: Scott A. McFetridge
                                Title: Managing Director

                               SIGNATURE 5 L.P.

                               By:     John Hancock Life
                                  Insurance Company, as
                                  Portfolio Advisor


                               By: /s/ Scott A. McFetridge
                                Name: Scott A. McFetridge
                                Title: Managing Director

                               MELLON BANK, N.A., solely in its
                               capacity as Trustee for the Bell
                               Atlantic Master Trust as directed
                               by John Hancock Life Insurance
                               Company, and not in its
                               individual capacity


                               By: /s/ Carole Bruno
                                Name: Carole Bruno
                                Title: Authorized Signatory


                               By:
                                Name:
                                Title:



[14691]